MERRILL LYNCH
INTERMEDIATE
GOVERNMENT
BOND FUND


[FUND LOGO]
STRATEGIC
         Performance

Semi-Annual Report
April 30, 1997


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Intermediate Government
Bond Fund
Box 9011
Princeton, NJ
08543-9011                #IGB01 -- 4/97



Merrill Lynch Intermediate Government Bond Fund

DEAR SHAREHOLDER

Interest rates crept upward in late 1996, as the economy picked up significant strength during a particularly strong Christmas selling season. Gross domestic product (GDP) increased 3.8% in the fourth quarter of 1996, up from a more modest 2.1% gain in the third quarter. Real final sales showed a stronger acceleration in consumption than indicated by the GDP report. While inflationary measures stayed low, investors viewed the gain in the economy as too strong, which would be threatened by a monetary policy tightening by the Federal Reserve Board
(FRB). The central bank followed through and tightened monetary policy on March 25, 1997. Between early December 1996 (when FRB Chairman Alan Greenspan first indicated that monetary policy tightening would be likely) and the actual tightening, the yield on the Government's five-year note rose from about 6.00% to about 6.80%.

Merrill Lynch Intermediate Government Bond Fund's short duration served it well during the November 1996 to January 1997 period as interest rates crept higher. After a brief and minor rally in early February, interest rates hit a trough just as the Fund's new investment objective was approved. We lengthened the Fund's average duration from 2.1 years (average maturity of 2.6 years) at the end of January to 4.5 years (average maturity of 6.7 years) by the end of February, which is consistent with our new investment objective. (Under the new objective, the Fund will continue to invest in US Government and agency obligations, but up to a final maturity of 15 years. Under normal circumstances, the Fund will have a weighted average maturity of between six and eight years.)

As it became more evident that the FRB would tighten monetary policy, we shortened the duration further, closing April at 4.1 years for an average maturity of 5.7 years. In addition, we placed emphasis on Government agency debt to take advantage of the extra yield spread. US Government agency debt accounted for 40% of the portfolio at April 30, 1997, and callable agency securities made up about 12% of the portfolio's net assets. There were no mortgage holdings. Cash, at just over 5% of net assets, was held to minimal levels as the short-term end of the yield curve (one-year -- two-year maturities) looked attractive, even after assuming the possibility of further monetary policy tightening.

We will continue to conservatively manage the Fund, with the average maturity not falling far from the proposed six-year -- eight-year range. We will also continue to emphasize agency debt in an effort to enhance yield.

In Conclusion
We thank you for your continued investment in Merrill Lynch Intermediate Government Bond Fund, and we look forward to discussing our outlook and strategy in our upcoming quarterly report to shareholders.

Sincerely,

/S/ROBERT W. CROOK
Robert W. Crook
President and Trustee

/S/JAY C. HARBECK
Jay C. Harbeck
Vice President and Portfolio Manager

/S/RALPH A. DECESARE
Ralph A. DeCesare
Portfolio Manager

June 9, 1997

We are pleased to announce that effective February 18, 1997 Ralph A. DeCesare became responsible for the day-to-day management of the Fund. Mr. DeCesare has been Vice President of Merrill Lynch Asset Management, L.P. ("MLAM") since January 1993, and was Assistant Vice president since October 1991. Prior thereto, he was a credit analyst in MLAM since March 1990.

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%.
These shares automatically convert to Class D Shares after approximately
10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee). The Fund's shareholders as of February 18, 1997 became holders of Class D Shares.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" and "Average Annual Total Return" tables as well as the total return and cumulative total return in the "Performance Summary" table assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Performance Summary --  Class D Shares

                          Net Asset Value   Capital Gains
Period Covered        Beginning      Ending   Distributed    Dividends Paid*   % Change**
11/6/86 -- 12/31/86     $10.00       $9.98        --            $0.116          + 0.96%
1987                      9.98        9.56        --             0.757          + 3.57
1988                      9.56        9.27        --             0.809          + 5.58
1989                      9.27        9.39        --             0.827          +10.64
1990                      9.39        9.45        --             0.761          + 9.19
1991                      9.45       10.00        --             0.709          +13.91
1992                     10.00       10.03        --             0.602          + 6.54
1993                     10.03       10.21        --             0.535          + 7.23
1994                     10.21        9.47        --             0.566          - 1.71
1995                      9.47        9.90        --             0.615          +11.33
1996                      9.90        9.64        --             0.596          + 3.54
1/1/97 -- 4/30/97         9.64        9.45        --             0.150          - 0.23
                                                          Total $7.043

                                        Cumulative total return as of 4/30/97:  +96.20%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Recent Performance Results*

                                                                      12 Month     3 Month       Standardized
                                 4/30/97     1/31/97+     4/30/96     % Change     % Change+     30-Day Yield
Class A Shares                    $9.45       $9.66          --           --         -2.17%          5.07%
Class B Shares                     9.45        9.66          --           --         -2.17           4.86
Class C Shares                     9.45        9.66          --           --         -2.17           4.48
Class D Shares                     9.45        9.63        $9.65        -2.07%       -1.87           4.97
Class A Shares -- Total Return                                            --         -1.17(1)
Class B Shares -- Total Return                                            --         -1.23(2)
Class C Shares -- Total Return                                            --         -1.30(3)
Class D Shares -- Total Return                                          -3.86(4)     -0.63(5)

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
+   Investment results and net asset values for Class A, Class B and Class C Shares are since inception on 2/18/97.
(1) Percent change includes reinvestment of $0.079 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.074 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.068 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.548 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.101 per share ordinary income dividends.



Aggregate Total Return


                         % Return Without     % Return With
                           Sales Charge       Sales Charge**
Class A Shares*
Inception (2/18/97)
through 3/31/97               -2.43%              -3.41%

*  Maximum sales charge is 1%.
** Assuming maximum sales charge.


                             % Return            % Return
                           Without CDSC         With CDSC**
Class B Shares*
Inception (2/18/97)
through 3/31/97               -2.36%              -3.33%

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                             % Return            % Return
                           Without CDSC         With CDSC**
Class C Shares*
Inception (2/18/97)
through 3/31/97               -2.51%              -3.48%

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


Average Annual Total Return

                         % Return Without     % Return With
                           Sales Charge       Sales Charge**
Class D Shares*
Year Ended 3/31/97            +2.32%              +1.30%
Five Years Ended 3/31/97      +5.31               +5.10
Ten Years Ended 3/31/97       +6.64               +6.54

*  Maximum sales charge is 1%.
** Assuming maximum sales charge.




Merrill Lynch Intermediate Government Bond Fund                                            April 30, 1997

SCHEDULE OF INVESTMENTS


                                                               Face      Interest     Maturity        Value
Issue                                                         Amount       Rate         Date        (Note 1a)
US Government & Agency Obligations -- 94.9%
US Treasury Notes                                           $4,000,000    8.875%       2/15/99    $4,176,240
                                                             3,000,000    6.375        3/31/01     2,984,070
                                                             4,000,000    7.50        11/15/01     4,144,360
                                                             2,000,000    6.25         2/15/03     1,965,620
                                                             3,000,000    7.25         5/15/04     3,097,020
                                                             5,000,000    7.00         7/15/06     5,084,350
Federal Home Loan Banks                                      2,000,000    6.67         5/10/01     1,998,440
                                                             2,000,000    6.789        2/05/07     1,976,240
Federal National Mortgage Association                        2,000,000    6.55         9/12/05     1,950,320
                                                             2,000,000    6.95        11/13/06     1,958,120
                                                             3,000,000    7.55         3/27/07     2,996,730
Student Loan Marketing Association                           5,000,000    7.50         3/08/00     5,115,600

Total US Government & Agency Obligations
(Cost -- $37,646,531)                                                                             37,447,110


Face Amount                               Short-Term Securities

US Government Agency Obligations* -- 4.6%
$1,804,000                    Federal Home Loan Mortgage Corp., 5.40% due 5/01/1997               1,804,000

Total Short-Term Securities (Cost -- $1,804,000)                                                  1,804,000

Total Investments (Cost -- $39,450,531) -- 99.5%                                                 39,251,110
Other Assets Less Liabilities -- 0.5%                                                               210,659
                                                                                                -----------
Net Assets -- 100.0%                                                                            $39,461,769
                                                                                                ===========

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of April 30, 1997

Assets:               Investments, at value (identified cost  -- $39,450,531) (Notes 1a & 1b)              $39,251,110
                      Cash                                                                                         664
                      Receivables:
                      Interest                                                                  $714,123
                      Beneficial interest sold                                                     2,201       716,324
                                                                                            ------------
                      Prepaid registration fees and other assets (Note 1e)                                      87,053
                                                                                                          ------------
                      Total assets                                                                          40,055,151
                                                                                                          ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                               395,389
                      Dividends to shareholders (Note 1f)                                         73,794
                      Investment adviser (Note 2)                                                 13,109
                      Distributor (Note 2)                                                         3,269       485,561
                                                                                            ------------
                      Accrued expenses and other liabilities                                                   107,821
                                                                                                          ------------
                      Total liabilities                                                                        593,382
                                                                                                          ------------

Net Assets:           Net assets                                                                           $39,461,769
                                                                                                          ============

Net Assets            Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:           number of shares authorized                                                               $4,219
                      Class B Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                3,007
                      Class C Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                   11
                      Class D Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                              410,414
                      Paid-in capital in excess of par                                                      56,954,851
                      Accumulated realized capital losses on investments -- net (Note 5)                   (17,711,312)
                      Unrealized depreciation on investments -- net                                           (199,421)
                                                                                                          ------------
                      Net assets                                                                           $39,461,769
                                                                                                          ============

Net Asset Value:      Class A -- Based on net assets of $398,550 and 42,187 shares outstanding                   $9.45
                                                                                                          ============
                      Class B -- Based on net assets of $284,220 and 30,075 shares outstanding                   $9.45
                                                                                                          ============
                      Class C -- Based on net assets of $1,049 and 111 shares outstanding                        $9.45
                                                                                                          ============
                      Class D -- Based on net assets of $38,777,950 and 4,104,135 shares
                      outstanding                                                                                $9.45
                                                                                                          ============

                      See Notes to Financial Statements.





Statement of Operations for the Six Months Ended April 30, 1997

Investment Income     Interest and amortization of premium and discount earned                              $1,510,645
(Notes 1d):

Expenses:             Investment advisory fees (Note 2)                                          $87,526
                      Professional fees                                                           71,680
                      Registration fees (Note 1e)                                                 36,449
                      Printing and shareholder reports                                            31,825
                      Account maintenance fees -- Class D (Note 2)                                28,732
                      Trustees' fees and expenses                                                 12,268
                      Transfer agent fees -- Class D (Note 2)                                     10,626
                      Custodian fees                                                               4,322
                      Accounting services (Note 2)                                                 3,757
                      Pricing fees                                                                   223
                      Account maintenance and distribution fees  -- Class B (Note 2)                  55
                      Transfer agent fees -- Class A (Note 2)                                         26
                      Transfer agent fees -- Class B (Note 2)                                         21
                      Transfer agent fees -- Class C (Note 2)                                          1
                      Account maintenance and distribution fees -- Class C (Note 2)                    1
                      Other                                                                        1,059
                                                                                            ------------
                      Total expenses                                                                           288,571
                                                                                                          ------------
                      Investment income -- net                                                               1,222,074
                                                                                                          ------------

Realized &            Realized loss from investments -- net                                                 (1,042,277)
Unrealized            Change in unrealized depreciation on investments -- net                                   (6,383)
Loss on                                                                                                   ------------
Investments -- Net    Net Increase in Net Assets Resulting from Operations                                    $173,414
(Notes 1d & 3):                                                                                           ============

                      See Notes to Financial Statements.





Statement of Changes in Net Assets

                                                                                           For the Six       For the
                                                                                           Months Ended     Year Ended
                                                                                          April 30, 1997  Oct. 31, 1996

Increase (Decrease) in Net Assets:

Operations:           Investment income -- net                                                $1,222,074    $3,591,278
                      Realized loss on investments -- net                                     (1,042,277)     (976,648)
                      Change in unrealized depreciation on investments -- net                     (6,383)       (2,927)
                                                                                           ------------- -------------
                      Net increase in net assets resulting from operations                       173,414     2,611,703
                                                                                           ------------- -------------

Dividends to          Investment income -- net:
Shareholders          Class A                                                                     (1,661)   (3,591,278)
(Note 1f):            Class B                                                                     (1,099)           --
                      Class C                                                                         (9)           --
                      Class D                                                                 (1,219,305)           --
                                                                                           ------------- -------------
                      Net decrease in net assets resulting from dividends to shareholders     (1,222,074)   (3,591,278)
                                                                                           ------------- -------------

Beneficial Interest   Net decrease in net assets derived from beneficial interest
Transactions          transactions                                                            (6,770,791)  (16,877,924)
(Note 4):                                                                                  ------------- -------------


Net Assets:           Total decrease in net assets                                            (7,819,451)  (17,857,499)
                      Beginning of period                                                     47,281,220    65,138,719
                                                                                           ------------- -------------
                      End of period                                                          $39,461,769   $47,281,220
                                                                                           ============= =============

                      See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements                             For the Period
                                                                         Feb. 18, 1997+ to April 30, 1997
                                                                         Class A      Class B      Class C
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                   $9.66        $9.66        $9.66
Operating                                                                 -------      -------      -------
Performance:         Investment income -- net                                 .10          .09          .08
                     Realized and unrealized loss on investment -- net       (.21)        (.21)        (.21)
                                                                          -------      -------      -------
                     Total from investment operations                        (.11)        (.12)        (.13)
                                                                          -------      -------      -------
                     Less dividends from investment income -- net            (.10)        (.09)        (.08)
                                                                          -------      -------      -------
                     Net asset value, end of period                         $9.45        $9.45        $9.45
                                                                          =======      =======      =======

Total Investment     Based on net asset value per share                     (1.17%)++++ (1.23%)++++  (1.30%)++++
Return:**                                                                 =======      =======      =======


Ratios to Average    Expenses                                                1.74%*       2.02%*       2.48%*
Net Assets:                                                               =======      =======      =======
                     Investment income -- net                                5.31%*       5.03%*       4.55%*
                                                                          =======      =======      =======

Supplemental         Net assets, end of period (in thousands)                $399         $284           $1
Data:                                                                     =======      =======      =======
                     Portfolio turnover                                    139.03%      139.03%      139.03%
                                                                          =======      =======      =======
                     *    Annualized.
                     **   Total investment returns exclude the effects of sales loads.
                     +    Commencement of Operations.
                     ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                               Class D
                                                                    For the Six
The following per share data and ratios have been derived             Months
from information provided in the financial statements.                 Ended
                                                                     April 30,        For the Year Ended October 31,
                                                                       1997         1996      1995      1994     1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period               $9.68       $9.82     $9.60    $10.31    $10.06
Operating                                                             -------     -------   -------   -------  --------
Performance:         Investment income -- net                             .26         .61       .62       .55       .54
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions  -- net                                (.23)       (.14)      .22      (.71)      .25
                                                                      -------     -------   -------   -------  --------
                     Total from investment operations                     .03          47       .84      (.16)      .79
                                                                      -------     -------   -------   -------  --------
                     Less dividends from investment income -- net        (.26)       (.61)     (.62)     (.55)     (.54)
                                                                      -------     -------   -------   -------  --------
                     Net asset value, end of period                     $9.45       $9.68     $9.82     $9.60    $10.31
                                                                      =======     =======   =======   =======  ========
Total Investment     Based on net asset value per share                   .35%++++   4.87%     9.00%    (1.54%)    8.07%
Return:**                                                             =======     =======   =======   =======  ========

Ratios to Average    Expenses                                            1.32%*       .97%      .96%      .83%      .80%
Net Assets:                                                           =======     =======   =======   =======  ========
                     Investment income -- net                            5.59%*      6.19%     6.38%     5.55%     5.34%
                                                                      =======     =======   =======   =======  ========
Supplemental         Net assets, end of period (in thousands)         $38,778     $47,281   $65,139   $81,407  $122,283
Data:                                                                 =======     =======   =======   =======  ========
                     Portfolio turnover                                139.03%      51.44%    47.90%   172.51%   204.80%
                                                                      =======     =======   =======   =======  ========
                     *    Annualized.
                     **   Total investment returns exclude the effects of sales loads.
                     ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Intermediate Government Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities traded in the over-the-counter markets are valued at the last available bid price or yield equivalent as obtained from dealers who make a market in the securities. US Government securities and securities issued by Federal agencies are traded in the over-the-counter market. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premium) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.40% of the average daily net assets of the Fund.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account      Distribution
             Maintenance Fee     Fee

Class B          0.25%          0.25%
Class C          0.25%          0.25%
Class D          0.10%            --

This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund.

For the six months ended April 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                        MLFD     MLPF&S

Class D                  $2        $91

For the six months ended April 30, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $327 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $57,530,773 and $63,653,045, respectively.

Net realized and unrealized losses as of April 30, 1997 were as follows:

                                 Realized        Unrealized
                                  Losses          Losses

Long-term investments          $(1,042,277)     $(199,421)
                               ------------     -----------
Total                          $(1,042,277)     $(199,421)
                               ============     ===========

As of April 30, 1997, net unrealized depreciation for Federal income tax purposes aggregated $199,421, of which $99,517 related to appreciated securities and $298,938 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $39,450,531.

4. Transactions in Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $6,770,791 and $16,877,924 for the six months ended April 30, 1997 and for the year ended October 31, 1996, respectively.

Transactions in shares of beneficial interest were as follows:

Class A Shares for the Period
Feb. 18, 1997+ to April 30, 1997        Shares         Amount

Shares sold                             42,175       $395,308
Shares issued to shareholders
in reinvestment of dividends                12            115
                                   -----------    -----------
Net increase                            42,187       $395,423
                                   ===========    ===========
+Commencement of Operations.

Class B Shares for the Period                          Dollar
Feb. 18, 1997+ to April 30, 1997        Shares         Amount

Shares sold                             33,453       $314,894
Shares issued to shareholders
in reinvestment of dividends                71            673
                                   -----------    -----------
Total issued                            33,524        315,567
Shares redeemed                         (3,449)       (32,355)
                                   -----------    -----------
Net increase                            30,075       $283,212
                                   ===========    ===========
+Commencement of Operations.

Class C Shares for the Period                          Dollar
Feb. 18, 1997+ to April 30, 1997        Shares         Amount

Shares sold                                110         $1,063
Shares issued to shareholders
in reinvestment of dividends                 1              7
                                   -----------    -----------
Net increase                               111         $1,070
                                   ===========    ===========
+Commencement of Operations.

Class D Shares for the Six Months                      Dollar
Ended April 30, 1997                    Shares         Amount

Shares sold                            480,666     $4,643,810
Shares issued to shareholders
in reinvestment of dividends           117,277      1,126,700
                                   -----------    -----------
Total issued                           597,943      5,770,510
Shares redeemed                     (1,377,232)   (13,221,006)
                                   -----------    -----------
Net decrease                          (779,289)   $(7,450,496)
                                   ===========    ===========

Class D Shares for the Year                            Dollar
Ended October 31, 1996                  Shares         Amount

Shares sold                          3,906,826    $37,917,545
Shares issued to shareholders
in reinvestment of dividends           310,652      3,023,342
                                   -----------    -----------
Total issued                         4,217,478     40,940,887
Shares redeemed                     (5,964,956)   (57,818,811)
                                   -----------    -----------
Net decrease                        (1,747,478)  $(16,877,924)
                                   ===========    ===========
5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $16,669,000, of which $5,830,000 expires in 1997, $4,643,000 expires in 1998, $3,224,000 expires in 2002, $1,995,000 expires in 2003, and $977,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $8,336,446 has been reclassified to paid-in capital in excess of par.



OFFICERS AND TRUSTEES

Robert W. Crook, President and Trustee
A. Bruce Brackenridge, Trustee
Charles C. Cabot Jr., Trustee
James T. Flynn, Trustee
Terry K. Glenn, Trustee
George W. Holbrook Jr., Trustee
W. Carl Kester, Trustee
William E. Aldrich, Executive Vice President
Michael J. Brady, Senior Vice President
William M. Breen, Senior Vice President
James J. Fatseas, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
William Wasel, Senior Vice President
Donald C. Burke., Vice President
Ann Catlin, Vice President
Charles O. Daly, Vice President
Diana Frankland, Vice President
Jay C. Harbeck, Vice President
Mark E. Maguire, Vice President
Dianne F. McDonough, Vice President
Patricia A. Schena, Vice President
Barry F. X. Smith, Vice President
Karen D. Young, Vice President
Gerald M. Richard, Treasurer

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863